U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 10, 2013

ANDAIN, INC.

(Exact Name of Company as Specified in Its Charter)

Nevada	0-51216	20-2066406
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

South Beverly Drive, Suite 312,Beverly Hills, California		90212
(Address of principal executive offices)		(Zip Code)

Company’s telephone number, including area code: (310) 286-1777

.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

The Company’s board of directors concluded that previously issued interim financial statements should no longer be relied upon because of an error in such financial statements as addressed in Accounting Principles Board Opinion No. 20. In this regard, the following is disclosed:

(a) June 10, 2013 is the date of the conclusion regarding the non-reliance with regard to the interim financial statements covering the three and nine months ended September 30, 2013.

(b) The facts underlying this conclusion are that various errors in accounting were discovered during the re-review of these interim financial statements by the current independent accountant for the Company.

(c) The Company’s board of directors did discuss with the Company’s independent accountant the matters disclosed in this filing.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Andain, Inc.

Date: June 21, 2013	By:	/s/ Sam Shlomo Elimelech
Sam Shlomo Elimelech, President